EXHIBIT 10.2

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                        MOUNTAINS WEST EXPLORATION, INC.,

                                     MW Co,

                              SUPERIOR ENERGY LLC,

                           a Limited Liability Company













                                 April 28, 2005

                                TABLE OF CONTENTS



ARTICLE I             Definitions..............................................1



ARTICLE II            Transactions; Terms of Merger;
                      Manner of Converting Shares..............................5

         2.1      Merger.......................................................5

         2.2      Time and Place of Closing....................................5

         2.3      Effective Time...............................................5

         2.4      Charter......................................................5

         2.5      Bylaws.......................................................5

         2.6      Directors and Officers.......................................5

         2.7      Conversion of Shares.........................................5

         2.8      Exchange of Shares...........................................6

         2.9      Rights of Former Superior Stockholders.......................6

         2.10     Legending of Shares..........................................7

         2.11     Fractional Shares............................................7

         2.12     Lost, Stolen or Destroyed Certificates.......................7



ARTICLE III           Representations and Warranties of MWEX, PURCHASER and
                       THE MWEX Insiders.......................................7

         3.1      Organization; Standing and Power.............................7

         3.2      Authorization; Enforceability................................8

         3.3      No Violation or Conflict.....................................8

         3.4      Consents of Governmental Authorities and Others..............8

         3.5      Conduct of Business..........................................9

         3.6      Litigation...................................................9

         3.7      Brokers......................................................9

         3.8      Compliance..................................................10

         3.9      Charter, Bylaws and Corporate Records.......................10

         3.10     Subsidiaries and Investments................................10

         3.11     Capitalization..............................................10

         3.12     Rights, Warrants, Options...................................11

         3.13     Commission Filings and Financial Statements.................11

         3.14     Absence of Undisclosed Liabilities..........................11

         3.15     Real Property...............................................11

         3.16     List of Accounts and Proxies................................12

         3.17     Personnel...................................................12

         3.18     Employment Agreements and Employee Benefit Plans............12

         3.19     Tax Matters.................................................13

         3.20     Material Agreements.........................................13

         3.21     Guaranties..................................................14

         3.22     Environmental Matters.......................................14

         3.23     Absence of Certain Business Practices.......................14

         3.24     Disclosure..................................................15



ARTICLE IV            Representations and Warranties of Superior..............15

         4.1      Organization................................................15

         4.2      Authorization; Enforceability...............................15

         4.3      No Violation or Conflict....................................16

         4.4      Consents of Governmental Authorities and Others.............16

         4.5      Brokers.....................................................16

         4.6      Charter, Bylaws and Corporate Records.......................16

         4.7      Subsidiaries and Investments................................16

         4.8      Capitalization..............................................16

         4.9      Rights, Warrants, Options...................................17



ARTICLE V             Additional Agreements...................................17

         5.1      Survival of the Representations and Warranties..............17

         5.2      Investigation...............................................17

         5.3      Indemnification.............................................17

         5.4      Indemnity Procedure.........................................18

         5.5      General Release.............................................19

ARTICLE VI            Closing; Deliveries; Conditions Precedent...............19

         6.1      Closing; Effective Date.....................................19

         6.2      Deliveries..................................................20

         6.3      Conditions Precedent to the Obligations of Superior.........21

         6.4      Conditions Precedent to the Obligations of MWEX.............23

         6.5      Best Efforts................................................23

         6.6      Termination.................................................23



ARTICLE VII           Covenants...............................................24

         7.1      General Confidentiality.....................................24

         7.2      Continuing Obligations......................................25

         7.3      Satisfaction of Certain Outstanding Payables................25

         7.4      Tax Matters.................................................25



ARTICLE VIII          Miscellaneous...........................................25

         8.1      Notices.....................................................25

         8.2      Entire Agreement; Incorporation.............................26

         8.3      Binding Effect..............................................27

         8.4      Assignment..................................................27

         8.5      Waiver and Amendment........................................27

         8.6      No Third Party Beneficiary..................................27

         8.7      Severability................................................27

         8.8      Expenses....................................................27

         8.9      Headings....................................................28

         8.10     Other Remedies; Injunctive Relief...........................28

         8.11     Counterparts................................................28

         8.12     Remedies Exclusive..........................................28

         8.13     Jurisdiction and Venue......................................28

         8.14     Participation of Parties....................................28

         8.15     Further Assurances..........................................29

         8.16     Publicity...................................................29

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of April __, 2005, by and among Superior Energy LLC, a Delaware Limited Liability Company ("Superior Energy LLC"); MOUNTAINS WEST EXPLORATION, INC., a New Mexico corporation ("MWEX"); MWEX (as defined in Article I) and MW Co, a Colorado corporation (the "Purchaser").

                              W I T N E S S E T H:

                                    Preamble

         The respective Boards of Directors of Superior, MWEX and Purchaser are of the opinion that the transactions described herein are in the best interests of the parties to this Agreement and their respective stockholders. This Agreement provides for the acquisition of Superior by MWEX pursuant to the merger of Purchaser with Superior. At the effective time of such merger, the outstanding shares of the capital stock of Superior shall be converted into the right to receive shares of the common stock of MWEX. As a result, the stockholders of Superior shall become stockholders of MWEX and Superior shall continue to conduct its business and operations as a wholly owned subsidiary of MWEX. The transactions described in this Agreement are subject to the satisfaction of certain other conditions described in this Agreement. It is the intention of the parties to this Agreement that the Merger for federal income tax purposes shall qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

         NOW,   THEREFORE,   in  consideration  of  the  above  and  the  mutual
warranties, representations, covenants, and agreements set forth herein, the parties agree as follows:

                                   ARTICLE I

                                   Definitions

         In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

         "Affiliate" shall mean with respect to a specified Person, any other Person which, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes, with respect to a Person (a) any other Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person or beneficially owns or holds ten percent (10%) or more of any other equity interests in such Person, (b) any other Person with respect to which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person, or owns or holds ten percent (10%) or more of the equity interests of the other Person, and (c) any director or senior officer of such Person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" shall mean this Agreement and Plan of Merger together with all exhibits and schedules referred to herein, which exhibits and schedules are incorporated herein and made a part hereof.

     "Certificates" shall have the meaning set forth in Section 2.8.

     "Closing" shall have the meaning set forth in Section 2.2.

     "Closing Date" shall mean the date that the Closing takes place.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commission"   shall  mean  the  United  States   Securities  and  Exchange
Commission.

     "Consideration Shares" shall have the meaning set forth in Section 2.7(c).

     "Effective Time" shall have the meaning set forth in Section 2.3.

     "Employee Benefit Plans" shall have the meaning set forth in Section 3.18.

     "Environmental Laws" shall have the meaning set forth in Section 3.22.

     "ERISA" shall have the meaning set forth in Section 3.18.

     "Exchange Ratio" shall have the meaning set forth in Section 2.7(c).

     "Financial Statements of MWEX" shall mean (i) the audited balance sheet and the audited statements of income, cash flow and retained earnings of MWEX for the twelve (12) month period ended December 31, 2004, and (ii) the audited balance sheet and the audited statements of income, cash flow and retained earnings of MWEX for the fiscal year ended July 31, 2004, including in each such case any related notes, each prepared according to GAAP consistently applied with prior periods, except as set forth on Schedule 3.13.

     "GAAP" shall have the meaning set forth in Section 3.13.

     "Guaranty" shall mean, as to any Person, all liabilities or obligations of such Person, with respect to any indebtedness or other obligations of any other Person, which have been guaranteed, directly or indirectly, in any manner by such Person, through an agreement, contingent or otherwise, to purchase such indebtedness or obligation, or to purchase or sell property or services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or obligation or to guarantee the payment to the owner of such indebtedness or obligation against loss, or to supply funds to or in any manner invest in the debtor.

     "Indemnified Party" shall have the meaning set forth in Section 5.4.

     "Indemnifying Party" shall have the meaning set forth in Section 5.4.

     "Intellectual Property" shall mean the rights to any patent, trademark, copyright, service mark, invention, software, software code, trade secret, technology, product, composition, formula, method or process.

     "Investments" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person (except for extensions of credit to customers in the ordinary course of business), all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including, but not limited to, arrangements in which (i) the first Person shares profits and losses of the other Person, (ii) any such other Person has the right to obligate or bind the first Person to any third party, or (iii) the first Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other entity.

     "Knowledge" shall mean, in the case of any Person who is an individual, knowledge that a reasonable individual under similar circumstances would have after such investigation and inquiry as such reasonable individual would under such similar circumstances make, and in the case of a Person other than an individual, the knowledge that a senior officer or director of such Person, or any other Person having responsibility for the particular subject matter at issue of such Person, would have after such investigation and inquiry as such senior officer, director or responsible Person would under such similar circumstances make.

     "Law" and "Laws" shall have the meaning set forth in Section 3.19.

     "Liabilities" shall have the meaning set forth in Section 3.14.

     "Litigation" shall have the meaning set forth in Section 3.6.

     "Material Adverse Effect" shall mean any event or condition of any character which has had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of MWEX or Superior, as applicable.

     "Material  MWEX  Agreements"  shall have the  meaning  set forth in Section
3.20.

     "Merger" shall have the meaning set forth in Section 2.1.

     "Merger Consideration" shall have the meaning set forth in Section 2.7(c).

     "Outstanding MWEX Common Stock" shall have the meaning set forth in Section 3.11.

     "Outstanding Superior Interest" shall have the meaning set forth in Section 4.8.

     "Periodic Reports" shall have the meaning set forth in Section 3.13.

     "Person" shall mean any natural person, corporation, unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government or any other entity.

     "Purchaser" shall mean MW Co, a Colorado corporation.

     "Purchaser Documents" shall have the meaning set forth in Section 3.2.

     "Superior" shall mean Superior Energy LLC, a Delaware Limited Liability Company.

     "Superior Interest" shall have the meaning set forth in Section 4.8.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Subsidiary" of any Person shall mean any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of more than fifty percent (50%), or which may effectively be controlled, directly or indirectly, by such Person.

     "Surviving Corporation" shall mean Superior as the surviving corporation resulting from the Merger with Purchaser

     "Tax" and "Taxes" shall have the meaning set forth in Section 3.19.

     "Tax Returns" shall have the meaning set forth in Section 3.19.

     "MWEX"  shall  mean   Mountain  West   Exploration,   Inc.,  a  New  Mexico
corporation.

     "MWEX Common Stock" shall mean the shares of common stock, no par value per share, of MWEX, as further described in Section 3.11.

     "MWEX Insiders" shall mean Skye Blue Ventures LLC.

     "MWEX Leased Property" shall have the meaning set forth in Section 3.15.

     "MWEX Leases" shall have the meaning set forth in Section 3.15.

     "Transaction" shall have the meaning set forth in Section 2.1.

         The words "hereof", "herein" and "hereunder" and the words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa.

                                   ARTICLE II

           Transactions; Terms of Merger; Manner of Converting Shares

         2.1 Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, Purchaser shall be merged with Superior in accordance with the provisions of the Laws of the State of Colorado and Delaware and with the effect provided for therein (the "Merger"). As a result of the Merger, the separate corporate existence of Purchaser and Superior shall cease and MW Co shall be the Surviving Corporation resulting from the Merger renamed Superior Energy Co. and shall become a wholly owned Subsidiary of MWEX and shall continue to be governed by the laws of the State of Colorado. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective Boards of Directors of Superior, Purchaser and MWEX, by MWEX, as the sole stockholder of Purchaser, and by the interest holders of Superior Energy LLC. Superior shall convert from a limited liability company at or prior to closing to a corporation.

         2.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") will take place at 10:00 A.M. on the date that the Effective Time occurs or at such other time as the parties, acting through their authorized officers, may mutually agree. The Closing shall be held at the offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002, or at such other location as may be mutually agreed upon by the parties.

         2.3 Effective Time. The Merger and other transactions contemplated by this Agreement shall become effective on the date and at the time the Certificate of Merger reflecting the Merger shall become effective with the Secretary of State of the States of Colorado and Delaware (the "Effective Time").

         2.4 Charter. The Certificate of Incorporation of Superior in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation of the merging corporation until duly amended or repealed.

         2.5 Bylaws. The Bylaws of Superior in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until duly amended or repealed.

         2.6 Directors and Officers. The directors of Superior in office immediately prior to the Effective Time, together with such additional Persons as may thereafter be elected, shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation. The officers of Superior in office immediately prior to the Effective Time, together with such additional Persons as may thereafter be elected, shall serve as the officers of the Surviving Corporation from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation.

         2.7 Conversion of Shares. Subject to the provisions of this Article II, at the Effective Time, by virtue of the Merger and without any action on the part of MWEX, Superior or Purchaser or the stockholders of any of the foregoing, the shares of the constituent corporations shall be converted as follows:

                  (a) Each share of capital stock of MWEX issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

                  (b) Each share of Purchaser's Common Stock issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and shall be converted into one share of Common Stock of the Surviving Corporation.

                  (c) Each share of Superior's Common Stock issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and shall be converted into and exchanged for the right to receive 18,000,000 shares of Common Stock of MWEX, as adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into common stock of MWEX), as the case may be, occurring after the date hereof and prior to the Effective Date (the "Exchange Ratio") (hereinafter such MWEX shares shall be referred to as the "Consideration Shares" or the "Merger Consideration"). The Consideration Shares shall, upon issuance and delivery to the stockholders of Superior in accordance with the terms hereof, be fully paid, validly issued and non-assessable, but shall not be registered securities under the Securities Act of 1933, as amended, (the "Securities Act") pursuant to a valid exemption thereunder.

         2.8 Exchange of Shares. At the Closing, the stockholders of Superior shall surrender each certificate or certificates which represented shares of Superior's Common Stock immediately prior to the Effective Time (the "Certificates") and shall promptly upon surrender thereof receive in exchange therefor the number of whole Consideration Shares issuable in respect of all shares of Superior's Common Stock held by such Superior stockholder (rounded to the nearest share). MWEX shall not be obligated to deliver the consideration to which a Superior stockholder is entitled as a result of the Merger until such Person surrenders its Certificate or Certificates for exchange as provided in this Section 2.8. Any other provision of this Agreement notwithstanding, neither MWEX nor the Surviving Corporation shall be liable to a holder of Superior's Common Stock for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.9 Rights of Former Superior Stockholders. At the Effective Time, the stock transfer books of Superior shall be closed as to holders of Superior Common Stock immediately prior to the Effective Time and no transfer of Superior Common Stock by any such holder shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 2.8, each Certificate theretofore representing shares of Superior Common Stock shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Section 2.7 in exchange therefor. Whenever a dividend or other distribution is declared by MWEX on the MWEX Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares of MWEX Common Stock issuable pursuant to this Agreement, but no dividend or other distribution payable to the holders of record of MWEX Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any Certificate until such holder surrenders such Certificate for exchange as provided in Section 2.8. However, upon surrender of such Certificate, both the MWEX Common Stock certificate (together with all such undelivered dividends or other distributions without interest) and any undelivered dividends payable in respect thereof (without interest) shall be delivered and paid with respect to each share represented by such Certificate.

         2.10 Legending of Securities. Each certificate for MWEX Common Stock to be issued to the Superior stockholders as part of the Merger Consideration shall bear substantially the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, ASSIGNED,
TRANSFERRED, PLEDGED. OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT, IN THE CIRCUMSTANCES, REQUIRED UNDER SAID ACT".

         2.11 Fractional Shares. Notwithstanding any other provision of this Agreement, if the Sellers would otherwise have been entitled to receive a fraction of a share of MWEX Common Stock (after taking into account all certificates delivered by the Superior stockholders), the number of shares issuable to the Superior stockholder shall be rounded up to the next whole number.

         2.12 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by such Superior stockholder (setting forth the number of shares of Superior Common Stock represented by such lost, stolen or destroyed Certificates), MWEX shall pay such Superior stockholder the Consideration Shares to which such Superior stockholder is entitled.

                                   ARTICLE III

     Representations and Warranties of MWEX, Purchaser and the MWEX Insiders

         In order to induce Superior to enter into this Agreement and to consummate the transactions contemplated hereby, MWEX, Purchaser, and the MWEX Insiders (as defined in Article I above), jointly and severally, make the representations and warranties set forth below to Superior.

         3.1 Organization; Standing and Power. MWEX is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. MWEX, Purchaser and each of the MWEX Insiders has all requisite right, power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. MWEX and Purchaser have all corporate right, power and authority to own or lease and operate their properties, and to conduct their business as presently conducted. MWEX and Purchaser are duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of their properties or the conduct of its business requires such qualification. Each jurisdiction in which MWEX and Purchaser are so qualified is listed on Schedule 3.1 hereto.

         3.2 Authorization; Enforceability. The execution, delivery and performance of this Agreement by MWEX, Purchaser and the MWEX Insiders and all other agreements to be executed, delivered and performed by MWEX, Purchaser and the MWEX Insiders pursuant to this Agreement (collectively, the "Purchaser Documents") and the consummation by MWEX, Purchaser and the MWEX Insiders of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or individual action on the part of MWEX, Purchaser and the MWEX Insiders, as applicable. This Agreement and the Purchaser Documents have been duly executed and delivered by MWEX, Purchaser and the MWEX Insiders, and constitute the legal, valid and binding obligation of MWEX, Purchaser and the MWEX Insiders, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

         3.3 No Violation or Conflict. The execution, delivery and performance of this Agreement and the Purchaser Documents by MWEX, Purchaser and the MWEX Insiders, and the consummation by MWEX, Purchaser and the MWEX Insiders of the transactions contemplated hereby and thereby: (a) do not violate or conflict with any provision of law or regulation (whether federal, state or local), or any writ, order or decree of any court or governmental or regulatory authority, or any provision of MWEX or Purchaser's Articles or Certificate of Incorporation or Bylaws; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default), cause the acceleration of performance, give to others any right of termination, amendment, acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of MWEX or Purchaser pursuant to any instrument or agreement to which MWEX or Purchaser is a party or by which MWEX or Purchaser or their respective properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed in Schedule 3.3 hereto.

         3.4 Consents of Governmental Authorities and Others. No consent, approval, order or authorization of, or registration, declaration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by MWEX, Purchaser or the MWEX Insiders in connection with the execution, delivery or performance of this Agreement by MWEX, Purchaser and the MWEX Insiders or the consummation by MWEX, Purchaser and the MWEX Insiders of the transactions contemplated hereby.

         3.5 Conduct of Business. Except as disclosed on Schedule 3.5 hereto, since December 31, 2004, MWEX has conducted its businesses in the ordinary and usual course consistent with past practices and there has not occurred any adverse change in the condition (financial or otherwise), results of operations, properties, assets, liabilities, business or prospects of MWEX, and no such change is threatened. Without limiting the generality of the foregoing, except as disclosed on Schedule 3.6, since December 31, 2004, MWEX has not: (a) amended its Articles of Incorporation or Bylaws except as to a reverse split of one for 50 and authorization of a name change ; (b) issued, sold or authorized for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities;
(c) redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such capital stock; (d) suffered any damage, destruction or loss, whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect on any of its properties, assets, business or prospects; (e) granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien, charge or encumbrance of any kind; (f) made or committed to make any capital expenditures in excess of $10,000; (g) become subject to any Guaranty; (h) granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus, pension, profit-sharing or other plan or commitment); (i) entered into any agreement which would be a Material Agreement, or amended or terminated any existing Material Agreement; (j) been named as a party in any Litigation, or become the focus of any investigation by any government or regulatory agency or authority; (k) declared or paid any dividend or other distribution with respect to its capital stock; or (l) experienced any other event or condition of any character which has had or to MWEX's or the MWEX Insiders' Knowledge, could reasonably be expected to have a Material Adverse Effect on MWEX.

         3.6 Litigation. There are no actions, suits, investigations, claims or proceedings ("Litigation") pending or, to the Knowledge of MWEX, Purchaser or any of the MWEX Insiders, threatened before any court or by or before any governmental or regulatory authority or arbitrator, (a) affecting MWEX or Purchaser (as plaintiff or defendant) or (b) against MWEX, Purchaser or the MWEX Insiders relating to MWEX's Common Stock or the transactions contemplated by this Agreement and there exist no facts or circumstances to the Knowledge of MWEX, Purchaser or the MWEX Insiders creating any reasonable basis for the institution of any Litigation against MWEX, Purchaser or the MWEX Insiders

         3.7 Brokers. None of MWEX, Purchaser nor the MWEX Insiders has employed any broker or finder, and none of them has incurred or will incur, directly or indirectly, any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the Purchaser Documents.

         3.8 Compliance. MWEX and Purchaser are in compliance with all federal, state, local and foreign laws, ordinances, regulations, judgments, rulings, orders and other requirements applicable to MWEX and Purchaser and their respective assets and properties, including, without limitation, those relating to (a) the registration and sale of the MWEX Common Stock, (b) the establishment of a public trading market for the MWEX Common Stock, and (c) the public trading of the MWEX Common Stock. MWEX and Purchaser are not subject to any judicial, governmental or administrative inquiry, investigation, order, judgment or decree.

         3.9 Charter, Bylaws and Corporate Records. A true, correct and complete copy of (a) the Articles of Incorporation of MWEX and Purchaser, as amended and in effect on the date hereof, (b) the Bylaws of MWEX and Purchaser, as amended and in effect on the date hereof, and (c) the minute books of MWEX and Purchaser (containing all corporate proceedings from the date of incorporation) have been furnished to Superior. Such minute books contain accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and shareholders of MWEX and Purchaser from the date of its incorporation to the date hereof which were memorialized in writing. No actions have been taken since the date of MWEX or Purchaser's incorporation that are not memorialized in writing.

         3.10 Subsidiaries and Investments. Except as required by this Agreement, MWEX has no Subsidiaries or Investments. MWEX owns one hundred percent (100%) of the issued and outstanding capital stock of the Subsidiary MW Co.

         3.11 Capitalization. The authorized capital stock of MWEX consists of 50,000,000 shares of common stock, of which 1,000,000 shares are issued and outstanding (the "Outstanding MWEX Common Stock"). All shares of Outstanding MWEX Common Stock have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable. No securities issued by MWEX from the date of its incorporation to the date hereof were issued in violation of any statutory, contractual or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of MWEX. All taxes required to be paid in connection with the issuance and any transfers of MWEX's capital stock have been paid. All permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of MWEX from the date of MWEX's incorporation to the date hereof have been obtained or effected and all securities of MWEX have been issued and are held in accordance with the provisions of all applicable securities or other laws. The Outstanding MWEX Common Stock constitutes one hundred percent (100%) of the issued and outstanding capital stock of MWEX. The Consideration Shares shall, upon issuance and delivery to the Superior stockholders in accordance with the terms hereof, be fully paid, validly issued and non-assessable, but shall not be registered securities under the Securities Act of 1933. There are no registration rights outstanding which relate to the Outstanding MWEX Common Stock and, to the Knowledge of MWEX and the MWEX Insiders, there are no voting trusts, proxies or other agreements or understandings with respect to any equity security of any class of MWEX or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its Subsidiaries.

         3.12 Rights, Warrants, Options. There are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of MWEX or Purchaser; (b) options, warrants, subscriptions, puts, calls, or other rights to acquire capital stock or other equity interests of MWEX or Purchaser; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by MWEX or Purchaser of any capital stock or other equity interests of MWEX or Purchaser, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities.

         3.13 Commission Filings and Financial Statements. All of the Periodic Reports of MWEX required to satisfy the information requirements of Section 13 of the Exchange Act have been filed with the Commission, have been true, accurate and complete in all material respects and have been filed in compliance with the requirements of the Exchange Act. The Financial Statements of MWEX: (a) have been prepared in accordance with the books of account and records of MWEX;
(b) fairly present, and are true, correct and complete statements in all material respects of MWEX's financial condition and the results of its operations at the dates and for the periods specified in those statements; and
(c) have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied with prior periods.

         3.14 Absence of Undisclosed Liabilities. Other than as disclosed by the Periodic Reports, the Financial Statements of MWEX or as disclosed on Schedule 3.14, MWEX and Purchaser do not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of taxes, other governmental charges or Litigation, whether or not of a kind required by GAAP to be set forth on a financial statement ("Liabilities"). Except as listed on Schedule 3.14, MWEX and Purchaser do not have any Liabilities other than Liabilities fully and adequately reflected in the Periodic Reports or the Financial Statements of MWEX. MWEX, Purchaser and the MWEX Insiders have no Knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of MWEX or Purchaser, except as set forth on Schedule 3.14.

         3.15 Real Property and Mineral Leases. MWEX and Purchaser do not own any fee simple interest in real property. MWEX and Purchaser do not lease, sublease, or have any other contractual interest in any real property other than as set forth on Schedule 3.15. Schedule 3.15 sets forth the street address of each parcel of real property leased or subleased by MWEX or Purchaser, or in which MWEX or Purchaser has any other contractual interest (collectively the "MWEX Leased Property"). Attached hereto as Schedule 3.15 is a summary list of all of the lease, sublease and other contractual agreements (collectively the "MWEX Leases"), as amended to date, relating to the MWEX Mineral Leases. The MWEX Leases are valid, binding and in full force and effect, all rent and other sums and charges payable thereunder are current, and no notice of default or termination under any of the MWEX Leases is outstanding.

         RAD Enterprises, Inc. has entered into a Purchase Agreement to purchase such leases for the assumption of approximately $100,000 in operating cost assessments. There are potential liabilities (in addition to operating charges) associated with the MWEX Leases. There is no known any liability under any Environmental Law or regulation, which is or which may become payable after the Closing of the Transaction.

         3.16 List of Accounts and Proxies. Set forth on Schedule 3.16 is: (a) the name and address of each bank or other institution in which MWEX or Purchaser maintains an account (cash, securities or other) or safe deposit box;
(b) the name and phone number of MWEX or Purchaser's contact person at such bank or institution; (c) the account number of the relevant account and a description of the type of account; (d) the name of each person authorized by MWEX or Purchaser to effect transactions therewith or to have access to any safe deposit box or vault; and (e) all proxies, powers of attorney or other like instruments to act on behalf of MWEX or Purchaser in matters concerning its business or affairs.

         3.17 Personnel. Schedule 3.17 contains the names and annual salary rates and other compensation of all officers, directors, consultants and employees of MWEX or Purchaser (including compensation paid or payable by MWEX under any employee benefit or option plans). There are no employee policies, employee manuals or other written statements of rules or policies as to working conditions, vacation and sick leave.

         3.18 Employment Agreements and Employee Benefit Plans. MWEX has not had any and does not have any defined contribution plan and it is not (and was never) part of a controlled group contributing to any defined contribution plan and is not and was never a party to any collective bargaining agreement or other employment contracts. MWEX has not, nor does it now contribute to any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any health, dental, vision, long term disability, short term disability, life insurance or other welfare benefits plan, or have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits, and it is not now (and was never) a part of a controlled group with regard to any of the foregoing. Schedule 3.17 also contains a true and correct statement of the names, relationship with MWEX, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended December 31, 2004 of each director, officer, consultant or employee of MWEX. Except as set forth on Schedule 3.17, since December 31, 2004, MWEX has not changed the rate of compensation of any of its directors, officers, consultants or employees, and MWEX will not be required to make any severance payments to any of its directors, officers, consultants or employees as a result of the Transaction.

         There are no complaints, charges, claims, allegations, grievances, or litigations pending or threatened which reflect or pertain to: (i) any federal, state or local labor, employment, anti-discrimination, workers compensation, disability or unemployment law, regulation or ordinance; (ii) any claim for wrongful discharge, harassment, discrimination, breach of employment contract or employment-related tort; or (iii) any employment agreement, restrictive covenant, non-competition agreement or employee confidentiality agreement, which, in any such case, if adversely determined, could reasonably be expected to have a Material Adverse Effect on MWEX.

3.19     Taxes.

         (a) MWEX has properly prepared and timely filed all Tax Returns (as defined below) relating to any and all Taxes (as defined below) concerning or attributable to it or its operations for any period ending on or before the Closing Date and such Tax Returns are true, correct and complete in all material respects and have been completed in accordance with applicable Laws (as defined below).

         (b) All Taxes (whether or not shown on any Tax Return) payable by MWEX have been fully and timely paid. The cash reserves or accruals for Taxes provided in the books and records of MWEX with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing have been established in accordance with GAAP and are, or prior to the Closing Date, will be, sufficient for all unpaid Taxes of MWEX through and including the Closing Date (including, without limitation, with respect to any Taxes resulting from the transactions contemplated by this Agreement).

         (c) Neither MWEX nor any Person on behalf of or with respect to MWEX has executed or filed any agreements or waivers extending any statute of limitations on or extending the period for the assessment or collection of any Tax. No power of attorney on behalf of MWEX with respect to any Tax matter is currently in force.

         (d) MWEX is not a party to any Tax-sharing agreement or similar arrangement with any other party (whether or not written), and MWEX has not assumed any Tax obligations of, or with respect to any transaction relating to, any other Person or agreed to indemnify any other Person with respect to any Tax.

         (e) No Tax Return concerning or relating to MWEX or its operations has ever been audited by a government or taxing authority, nor is any such audit in process or pending, and MWEX has not been notified of any request for such an audit or other examination. No claim has been made by a taxing authority in a jurisdiction where Tax Returns concerning or relating to MWEX or its operations have not been filed that it is or may be subject to taxation by that jurisdiction.

         (f) MWEX has never been included in any consolidated, combined, or unitary Tax Return.

         (g) MWEX has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld from employee salaries, wages and other compensation and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable laws.

         (h) Neither MWEX nor any other Person on behalf of and with respect to MWEX has (i) agreed to or is required to make any adjustments pursuant to
Section 481(a) of the Internal Revenue Code of 1986 ("Code") or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by MWEX, and MWEX and the MWEX Insiders have no Knowledge that the Internal Revenue Service ("IRS") has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of MWEX, (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law with respect to MWEX or (iii) requested any extension of time within which to file any Tax Return concerning or relating to MWEX or its operations, which Tax Return has since not been filed.

         (i) No property owned by MWEX is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) constitutes "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code or (iii) is "tax-exempt bond financed property" within the meaning of Section 168(g) of the Code.

         (j) MWEX is not subject to any private letter ruling of the IRS or comparable rulings of other taxing authorities.

         (k) MWEX does not own any interest in any entity that is treated as a partnership for U.S. federal income Tax purposes or would be treated as a pass-through or disregarded entity for any Tax purpose.

         (l) MWEX has not constituted either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1)(A) of the Code in a distribution qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a "plan" or "series of transactions" (within the meaning of Section 355(e) of the Code) in conjunction with this Agreement.

         (m) MWEX has no elections in effect for U.S. federal income Tax purposes under Sections 108, 168, 441, 472, 1017, 1033 or 4977 of the Code.

         The term "Law" or "Laws" as used in this Agreement shall mean any federal, state, local or foreign statue, law, ordinance, regulation, rule, code, order or other requirement or rule of law.

         The term "Tax" or "Taxes" as used in this Agreement shall mean (i) all income, excise, gross receipts, ad valorem, sales, use, employment, franchise, profits, gains, property, transfer, payroll, withholding, severance, occupation, social security, unemployment compensation, alternative minimum, value added, intangibles or other taxes, fees, stamp taxes, duties, charges, levies or assessments of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any Governmental Authority with respect thereto,
(ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of a consolidated, combined, unitary or aggregate group for any Taxable period, and (3) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee or successor to any person or as a result of any express or implied obligation to indemnify any other Person.

         The term "Tax Returns" as used in this Agreement shall mean returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

         3.20 Material Agreements. Schedule 3.20 sets forth a brief description of all material written and oral contracts or agreements relating to MWEX or Purchaser (except with respect to the MWEX Leases, which are set forth on
Schedule 3.16, which is hereby incorporated by reference and made a part thereof), including without limitation any: (i) contract resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of Ten Thousand Dollars ($10,000.00) in any instance, or series of related contracts that in the aggregate give rise to rights or obligations exceeding such amount; (ii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing or lending of money or encumbrance of assets involving more than Ten Thousand Dollars ($10,000.00) in each instance; (iii) agreement which restricts MWEX or Purchaser from engaging in any line of business or from competing with any other Person; or (iv) any other contract, agreement, instrument, arrangement or commitment that is material to the condition (financial or otherwise), results of operation, assets, properties, liabilities, business or prospects of MWEX or Purchaser (collectively, and together with the MWEX Leases, employment agreements, Employee Benefit Plans and all other agreements required to be disclosed on any Schedule to this Agreement, the "Material MWEX Agreements"). MWEX has previously furnished to Superior true, complete and correct copies of all written agreements, as amended, required to be listed on Schedule 3.20.

         Except as set forth on Schedule 3.20, none of the Material MWEX Agreements was entered into outside the ordinary course of business of MWEX or Purchaser, or contains any provisions that will impair or adversely affect the operations of MWEX or Purchaser. The Material MWEX Agreements are each in full force and effect and are the valid and legally binding obligations of MWEX and, to the Knowledge of MWEX and the MWEX Insiders, the other parties thereto. MWEX has not received notice of default by MWEX or Purchaser under any of the Material MWEX Agreements. Neither MWEX nor Purchaser has received notice of any pending or threatened Litigation relating to any of the Material MWEX Agreements.

         3.21  Guaranties.  Except  as set  forth  on  Schedule  3.21,  MWEX and
Purchaser are not a party to any Guaranty, and no Person is a party to any Guaranty for the benefit of MWEX or Purchaser.

         3.22 Environmental Matters Except for Methane Production in Colorado. None of the MWEX Leased Property nor any other property used by MWEX presently or in the past has been used to manufacture, treat, store, or dispose of any hazardous substance and such property is free of all such substances such that the condition of the property is in compliance with applicable Environmental Laws (as defined below). As for it has become aware, MWEX is in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any waste, pollutant or toxic or hazardous substance (including, without limitation, asbestos, radioactive material and pesticides) (the "Environmental Laws") applicable to MWEX or its business as a result of any hazardous substance utilized by MWEX in its business or otherwise placed at any of the facilities owned, leased or operated by MWEX, or in which MWEX has a contractual interest. Neither the MWEX Insiders, nor MWEX (or its directors or officers), has received any complaint, notice, order, or citation of any actual, threatened or alleged noncompliance by MWEX with any Environmental Laws, and there is no Litigation pending or, to MWEX or the MWEX Insiders' Knowledge, threatened against any of MWEX, the MWEX Insiders or any director or officer of MWEX, with respect to any violation or alleged violation of the Environmental Laws, and to MWEX and the MWEX Insiders' Knowledge, there is no reasonable basis for the institution of any such Litigation.

         3.23 Absence of Certain Business Practices. None of the MWEX Insiders, Purchaser, nor MWEX, nor any Affiliates thereof nor, to the Knowledge of each, any other Person acting on behalf of MWEX, has with respect to the business or activities of MWEX: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom MWEX has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of MWEX (or assist MWEX in connection with any actual or proposed transaction) which (i) may subject MWEX to any material damage or any penalty in any Litigation, (ii) if not given in the past, may have had a Material Adverse Effect on the assets, business or operations of MWEX as reflected in the Periodic Reports or Financial Statements of MWEX or (iii) if not continued in the future, may materially adversely affect the assets, business or operations of MWEX or subject MWEX to suit or penalty in any private or governmental litigation or proceeding.

         3.24 Disclosure. No representation or warranty of MWEX, Purchaser or the MWEX Insiders contained in this Agreement, and no statement, report, or certificate furnished by or on behalf of MWEX, Purchaser or the MWEX Insiders to Superior or its agents pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits or will omit to state a material fact necessary in order to provide Superior with full and proper information as to the business, financial condition, assets, liabilities, results of operation or prospects of MWEX or Purchaser and the value of their properties or the ownership of MWEX or Purchaser.

                                   ARTICLE IV

                   Representations and Warranties of Superior

         In order to induce MWEX, Purchaser and the MWEX Insiders to enter into this Agreement and to consummate the transactions contemplated hereby, Superior makes the representations and warranties set forth below to MWEX, Purchaser and the MWEX Insiders.

         4.1 Organization. Superior is a Limited Liability Company duly organized, validly existing and in good standing under the laws of the State of Delaware. Superior is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect on Superior. Superior has the requisite power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted. Superior intends to convert to a corporation at or prior to closing.

         4.2 Authorization; Enforceability. Superior has the capacity to execute, deliver and perform this Agreement. This Agreement and all other documents executed and delivered by Superior pursuant to this Agreement have been duly executed and delivered and constitute the legal, valid and binding obligations of Superior, assuming the due authorization, execution and delivery of this Agreement by MWEX, Purchaser and the MWEX Insiders, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principals of equity.

         4.3 No Violation or Conflict. The execution, delivery and performance of this Agreement and the other documents contemplated hereby by Superior, and the consummation by Superior of the transactions contemplated hereby: (a) do not violate or conflict with any provision of law or regulation (whether federal, state or local), or any writ, order or decree of any court or governmental or regulatory authority, or any provision of Superior's Certificate of Incorporation or Bylaws; and (b) except as set forth on Schedule 4.3 hereto, do not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Superior pursuant to any instrument or agreement to which Superior is a party or by which Superior or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed in Schedule 4.3 hereto.

         4.4 Consents of Governmental Authorities and Others. No consent, approval or authorization of, or registration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by Superior in connection with the execution, delivery or performance of this Agreement by Superior or the consummation by them of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by the Sellers.

         4.5 Brokers. Superior has not employed any broker or finder, and has not incurred and will not incur any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement.

         4.6 Charter Records. A true, correct and complete copy of (a) the Certificate of Organization of Superior, as amended and in effect on the date hereof, and (b) the Operating Agreement of Superior, as amended and in effect on the date hereof, have been furnished.

         4.7 Subsidiaries and Investments. Except as described on Schedule 4.7, Superior has no Subsidiaries or Investments.

         4.8 Capitalization. Upon conversion of the Superior member interests to stock, the authorized capital stock of Superior will consist of 100,000 shares of common stock, (the "Superior Common Stock"). Superior will have issued and outstanding 100,000 shares of Superior Common Stock (the "Outstanding Superior Common Stock"). The Outstanding Superior Common Stock shall then constitute one hundred percent (100%) of the issued and outstanding capital stock of Superior. The Outstanding Superior Common Stock is owned by its stockholders will be in the amounts set forth on Schedule A. All of the Outstanding Superior Common Stock will have been duly authorized, is validly issued and outstanding, and is fully paid and non-assessable. No securities issued by Superior from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. All taxes required to be paid in connection with the issuance and any transfers of Superior's capital stock have been paid. All permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of Superior from the date of its incorporation to the date hereof have been obtained or effected and all securities of Superior have been issued and are held in accordance with the provisions of all applicable securities or other laws.

         4.9 Rights, Warrants, Options. There are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of Superior; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of Superior; or
(c) Commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by Superior of any capital stock or other equity interests of Superior, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities.

                                    ARTICLE V

                              Additional Agreements

         5.1 Survival of the Representations and Warranties. The representations and warranties contained in Sections 3.1, 3.2, 3.12, 3.13 and 3.14 and the covenants in Section 7.1 and 7.3 shall survive the Closing and remain in effect indefinitely. The representations and warranties contained in Section 3.23 (relating to environmental matters) shall survive the Closing until the expiration of three (3) years from the Closing Date. The representations and warranties contained in Section 3.20 (relating to taxes) shall survive the Closing until the later of the expiration of twenty four months from the Closing Date or the expiration of the last day of the statute of limitations applicable to any action against MWEX based upon the non-payment of taxes, or other violation of the Code, which occurred prior to the Closing Date. Except as set forth above, the representations and warranties and covenants of MWEX, Purchaser, the MWEX Insiders contained in this Agreement shall survive the Closing until the expiration of twenty-four months from the Closing Date. No claim for indemnity with respect to breaches of representations and warranties may be brought by any party hereto, other than a claim for fraud or intentional misrepresentation, after expiration of the applicable survival period therefore as set forth in this Section 5.1

         5.2 Investigation. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document required to be delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement; provided, that any knowledge or materiality qualifications contained herein shall be applicable to such other documents.

         5.3 Indemnification. Each of the MWEX Insiders, jointly and severally, agrees to indemnify and hold harmless Superior, and each of Superior's directors, officers and employees, from and against any losses, damages, costs or expenses (including reasonable legal fees and expenses) which are caused by or arise out of (i) any breach or default in the performance by any of MWEX, Purchaser or the MWEX Insiders of any covenant or agreement made by any of them in this Agreement; (ii) any breach of any Representation or Warranty made by any of MWEX, Purchaser or the MWEX Insiders in this Agreement;

         5.4 Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

         (a) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

         (b) The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim.

         (c) The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

         With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, provided that there is no dispute as to the applicability of indemnification, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

         5.5 General Release. As additional consideration for the sale of the Superior Common Stock pursuant to this Agreement, each of the MWEX Insiders hereby unconditionally and irrevocably releases and forever discharges, effective as of the Closing Date, MWEX and Purchaser and their officers, directors, employees and agents, from any and all rights, claims, demands, judgments, promissory notes, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to MWEX or Purchaser which ever existed or now exist, by reason of any tort, breach of contract, violation of law or other act or failure to act which shall have occurred at or prior to the Closing Date, or in relation to any other liabilities of MWEX or Purchaser to the MWEX Insiders. The MWEX Insiders expressly intend that the foregoing release shall be effective regardless of whether the basis for any claim or right hereby released shall have been known to or anticipated by the MWEX Insiders. Notwithstanding the foregoing or anything else to the contrary contained herein, the foregoing provisions of this
Section 5.5 shall not apply to claims against Superior for indemnification pursuant to this Article V to the extent applicable.

                                   ARTICLE VI

                    Closing; Deliveries; Conditions Precedent

         6.1 Closing; Effective Date. All proceedings taken and all documents executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

         6.2      Deliveries

         (a) At Closing, MWEX shall deliver the following documents to Superior:

                  (1)      the  certificates   representing  the   Consideration
                           Shares;

                  (2) the written resignation of all MWEX officers and directors from all of their positions as MWEX directors and/or officers, all to be effective upon Closing;

                  (3) the minute books of MWEX, including its corporate seals, unissued stock certificates, stock registers, Articles of Incorporation, Bylaws and corporate minutes approving the terms and conditions of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby;

                  (4) certificates issued by the Secretary of State of New Mexico, as of a recent date, as to the good standing of MWEX in its jurisdiction of incorporation and certifying its Articles of Incorporation;

                  (5) certificates issued by the Secretary of State of Colorado, as of a recent date, as to the good standing of Purchaser in its jurisdiction of incorporation and certifying its Certificate of Incorporation;

                  (6) a certificate, dated the Closing Date, of an officer of MWEX setting forth that authorizing resolutions were adopted by MWEX and Purchaser's Boards of Directors, approving the terms and conditions of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby;

                  (7) the consents of any third party including, but not limited to, parties to any of the Material Agreements whose consent is required under the terms of any such Material Agreement or otherwise;

                  (8)      the certificates referred to in Section 6.3(d);

                  (9) the favorable opinion of Michael Littman, Esq., counsel to MWEX, dated the Closing Date, addressed to Superior, in the form of Exhibit C hereto; and

                  (10) such other documents and instruments as Superior may reasonably request.

         (b) At Closing, Superior shall deliver the following documents to MWEX:

                  (1) the Certificates of Superior Common Stock to be delivered to MWEX;

                  (2) a certificate of the Secretary of State of the State of Delaware, as of a recent date, as to the good standing of Superior and certifying its Certificate of Incorporation;

                  (3) a certificate, dated the Closing Date, of an officer of Superior setting forth that authorizing resolutions were adopted by Superior's Board of Directors, approving the terms and conditions of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby;

                  (4)      the certificates referred to in Section 6.4(d); and

                  (5) such other documents and instruments as MWEX may reasonably request.

         6.3 Conditions Precedent to the Obligations of Superior. Each and every obligation of Superior to consummate the transactions described in this Agreement and any and all liability of Superior to MWEX shall be subject to the fulfillment on or before the Closing Date of the following conditions precedent:

         (a) Representations and Warranties True. Each of the representations and warranties of MWEX, Purchaser and the MWEX Insiders contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

         (b) Performance. MWEX, Purchaser and the MWEX Insiders shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by them on or prior to the Closing Date.

         (c) No Material Adverse Change. Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of MWEX or Purchaser.

         (d) MWEX's Certificate. MWEX shall have delivered to Superior a certificate dated the Closing Date, certifying that the conditions specified in
Section 6.3(a), (b) and (c) above have been fulfilled and as to such other matters as Superior may reasonably request.

         (e) No Litigation. No litigation, arbitration or other legal or administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

         (f) Appointment. Mr. G. Roland Carey shall have been appointed to the Board of Directors and President of MWEX effective at the Closing. Denis Iler shall resign as President effective immediately and as director effective 10 days after Notice under 14f as above. Redgie Green shall resign as Director effective 10 days after Notice under 14f as above.

         (g) Consents. MWEX shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement including, but not limited to, those with respect to any Material MWEX Agreement.

         (h) Due Diligence Review. Superior shall have completed its due diligence investigation of MWEX, Purchaser and the MWEX Insiders to its satisfaction, in its sole and absolute discretion.

         (i) No MWEX Options or Warrants Outstanding.  On the Closing Date there
shall  be  no  options,   warrants  or  other  securities  convertible  into  or
exercisable for MWEX Common Stock outstanding.

         (j) Opinion of Counsel. MWEX shall have obtained an opinion letter from counsel to MWEX addressed to Superior in form and substance reasonably acceptable to Superior, and such opinion shall not have been withdrawn.

         6.4 Conditions Precedent to the Obligations of MWEX. Each and every obligation of MWEX to consummate the transactions described in this Agreement and any and all liability of MWEX, Purchaser or the MWEX Insiders to Superior shall be subject to the fulfillment on or before the Closing Date of the following conditions precedent:

         (a) Representations and Warranties True. Each of the representations and warranties of Superior contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

         (b) Performance. Superior shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

         (c) Superior's Certificate. Superior shall have delivered to MWEX, a certificate addressed to MWEX, dated the Closing Date, certifying that the conditions specified in Sections 6.4(a), and (b) above have been fulfilled.

         (d) No Litigation. No litigation, arbitration or other legal or administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

         (e) Consents. Superior shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement, including but not limited to, those with respect to any Material Agreement of Superior.

         (f) Settlement of Reimbursement claim MWEX shall achieve a settlement with Jon Elliott of his reimbursement claim acceptable to NexxuSoft at or prior to closing.

         6.5 Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers.

         6.6 Termination. This Agreement and the transactions contemplated hereby may be terminated (i) at any time by the mutual consent of the parties hereto; (ii) by Superior, or by MWEX, if the Closing has not occurred on or prior to May 5, 2005 (such date of termination being referred to herein as the "Termination Date"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder; (iii) by Superior at any time at or prior to Closing in its sole discretion if (1) any of the representations or warranties of MWEX, Purchaser or the MWEX Insiders in this Agreement are not in all material respects true, accurate and complete or if MWEX, Purchaser or the MWEX Insiders breach in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) business days after notice thereof, but in any event prior to the Termination Date or (2) any of the conditions precedent to Superior's obligations to conduct the Closing have not been satisfied by the date required thereof; (iv) by MWEX at any time at or prior to Closing in its sole discretion if (1) any of the representations or warranties of Superior in this Agreement are not in all material respects true, accurate and complete or if Superior breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) business days after notice thereof, but in any event prior to the Termination Date or (2) any of the conditions precedent to Superior's obligations to conduct the Closing have not been satisfied by the date required thereof. If this Agreement is terminated pursuant to this Section 6.6, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement. Notwithstanding the preceding sentence, the respective obligations of the parties under Sections 7.1 shall survive the termination of this Agreement. Notwithstanding anything to the contrary contained herein, if the termination of this Agreement is a result of the willful misrepresentation, willful inaccuracy or omission in a representation, willful breach of warranty, fraud or any willful failure to perform or comply with any covenant or agreement contained herein, the aggrieved party shall be entitled to recover from the non-performing party all out-of-pocket expenses which such aggrieved party has incurred and the termination of this Agreement shall not be deemed or construed as limiting or denying any other legal or equitable right or remedy of such party.

                                   ARTICLE VII

                                    Covenants

         7.1 General Confidentiality. MWEX, Purchaser and the MWEX Insiders acknowledge that the Intellectual Property and all other confidential or proprietary information with respect to the business and operations of Superior are valuable, special and unique assets of Superior. MWEX, Purchaser and the MWEX Insiders shall not, at any time either before or after the Closing Date, disclose, directly or indirectly, to any Person, or use or purport to authorize any Person to use any confidential or proprietary information with respect to Superior, whether or not for MWEX, Purchaser or the MWEX Insiders' own benefit, without the prior written consent of Superior or unless required by law, including without limitation, (i) any of Superior's trade secrets, designs, formulae, drawings, Intellectual Property, diagrams, techniques, research and development, specifications, data, know-how, formats, marketing plans, business plans, budgets, strategies, forecasts or client data; (ii) information relating to the products developed by Superior, (iii) the names of Superior's customers and contacts, (iv) Superior's marketing strategies, (v) the names of Superior's vendors and suppliers, (vi) the cost of materials and labor, and the prices obtained for products or services sold (including the methods used in price determination, manufacturing and sales costs), (vii) the lists or other written records used in Superior's business, including compensation paid to employees and consultants and other terms of employment, production operation techniques or any other confidential information of, about or pertaining to the business of Superior, and, (viii) all tangible material that embodies any such confidential and proprietary information as well as all records, files, memoranda, reports, price lists, drawings, plans, sketches and other written and graphic records, documents, equipment, and the like, relating to the business of Superior, and
(ix) any other confidential information or trade secrets relating to the business or affairs of Superior which MWEX, Purchaser or the MWEX Insiders may acquire or develop in connection with or as a result of their performance of the terms and conditions of this Agreement, excepting only such information as is already known to the public or which may become known to the public without any fault of MWEX, Purchaser or the MWEX Insiders or in violation of any confidentiality restrictions; provided, however, that the restrictions of this
Section 7.1 shall not be applicable to MWEX, Purchaser or the MWEX Insiders in connection with such Parties' enforcement of its rights under this Agreement. MWEX, Purchaser and the MWEX Insiders acknowledge that Superior would not enter into this Agreement without the assurance that all such confidential and proprietary information will be used for the exclusive benefit of Superior.

         7.2 Continuing Obligations. The restrictions set forth in Section 7.1 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of Superior. MWEX, Purchaser and the MWEX Insiders acknowledge that Superior would be irreparably harmed and that monetary damages would not provide an adequate remedy to Superior in the event the covenants contained in Section 7.1 were not complied with in accordance with their terms. Accordingly, MWEX, Purchaser and the MWEX Insiders agree that any breach or threatened breach by any of them of any provision of Section 7.1 shall entitle Superior to injunctive and other equitable relief to secure the enforcement of these provisions, in addition to any other remedies (including damages) which may be available to Superior. It is the desire and intent of the parties that the provisions of Section 7.1 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought. If any provision of Section 7.1 are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties. In addition, if any party brings an action to enforce Section 7.1 hereof or to obtain damages for a breach thereof, the prevailing party in such action shall be entitled to recover from the non-prevailing party all reasonable attorney's fees and expenses incurred by the prevailing party in such action.

         7.3 Satisfaction of Certain Expenses of the Transaction. Upon the closing, Superior shall provide funds to the Escrow Account to pay expenses of the Transaction in an aggregate amount of $350,000 including costs, with such payments being made in cash to the entities or persons and in the amounts identified  on  Schedule  B  hereto.  Of the  $350,000,  $25,000  shall  be paid concurrent with the signing hereof through the Escrow Account as a non-refundable deposit which amount is credited against the $350,000 in expenses to be paid hereunder, and which shall be credited against legal fees.

         7.4 Tax Treatment. Neither MWEX, Purchaser, the MWEX Insiders, nor Superior will knowingly take any action, written or otherwise, which would result in the transactions contemplated by this Agreement not being accounted for as a tax-free exchange pursuant to Section 368(a)(1)(B) of the Code.

                                  ARTICLE VIII

                                  Miscellaneous

         8.1 Notices. Any notice, demand, claim or other communication under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses as follows (or at such other addresses as shall be specified by the parties by like notice):

                  If to MWEX, Purchaser or      Mountains West Exploration, Inc.
                  the MWEX Insiders             2000 Wadsworth Blvd. PMB 179
                                                Lakewood, CO 80214

                  With a copy to:               Michael Littman, Esq.
                                                7609 Ralston Road
                                                Arvada, CO 80002
                                                Phone: (303) 422-8127


                  If to Superior:               G. Roland Carey


                  With a copy to:

                                                              and


         Such notice shall be deemed delivered upon receipt against acknowledgment thereof if delivered personally, on the third business day following mailing if sent by certified mail, upon transmission against confirmation if sent by facsimile and on the next business day if sent by overnight courier.

         8.2 Entire Agreement; Incorporation. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as set forth herein. All schedules, exhibits and other documents and agreements executed and delivered pursuant hereto are incorporated herein as if set forth in their entirety herein.

         8.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

         8.4 Assignment. This Agreement may not be assigned by any party without the written prior consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.5 Waiver and Amendment. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the party against whom such waiver, extension or amendment is sought to be charged. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party thereof to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

         8.6 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement, except as otherwise provided herein.

         8.7 Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof, shall be declared invalid, void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid, void or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, void or unenforceable provision.

         8.8 Expenses. Except as otherwise provided herein, each party agrees to pay, without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

         8.9 Headings. The table of contents and the section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

         8.10 Other Remedies; Injunctive Relief. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In any action at law or suit in equity to enforce this Agreement or the rights of the parties hereunder, the prevailing party in any such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

         8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed valid and binding.

         8.12 Remedies Exclusive. Except in the case of fraud or equitable remedies expressly provided for herein, the parties acknowledge and agree that the indemnification provisions set forth in Article V of this Agreement constitute the parties' sole and exclusive remedy with respect to any and all claims relating to the transactions contemplated by this Agreement. Governing Law. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Colorado, without reference to the choice of law principles thereof.

         8.13 Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the courts of Jefferson County Colorado. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Colorado by virtue of a failure to perform an act required to be performed in the State of Colorado and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Colorado for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Colorado County, Colorado, and further irrevocably waive any claim that any suit, action or proceeding brought in Colorado County, Colorado has been brought in an inconvenient forum.

         8.14 Participation of Parties. The parties hereby agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         8.15 Further Assurances. The parties hereto shall deliver any and all other instruments or documents reasonably required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the Superior Stock.

         8.16 Publicity. No public announcement or other publicity concerning this Agreement or the transactions contemplated hereby shall be made without the prior written consent of both Superior and MWEX as to form, content, timing and manner of distribution. Nothing contained herein shall prevent any party from making any filing required by federal or state securities laws or stock exchange rules.




                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                        MOUNTAINS WEST EXPLORATION, INC.

                        By:/s/Denis Iler
                                Name: Denis Iler
                                Title: President

                        SUPERIOR ENERGY LLC

                        By:/s/G. Roland Carey
                                Name: G. Roland Carey
                                Title: Manager

                        MW Co

                        By:/s/Denis Iler
                                Name:Denis Iler
                                Title: President

                                    Schedule


3.14
         Pioneer Energy has notified Robert Doak and MWEX of intent to assess a recalculation of unitizing costs in the amount of $37,000 for some small interest methane production in Colorado.

3.15
         Leases Interest and Overrides subject to Purchase Agreement.

3.20
         None - Except for working interest in coalbed methane properties operated by Pioneer, and consulting contracts related thereto, which may yield more than $10,000 in revenue, and which may also generate unitizing recalculation liabilities in excess of $10,000.

3.17
         Robert Doak,  consultant,  $15,000 month  consulting  terminable May 5,
2005.

         Denis Iler, $0 salary, President/Director

         Redgie Green, $0 salary Secretary/Director